SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                                  EVERCEL, INC.
             (Exact Name Of Registrant As Specified In Its Charter)

                DELAWARE                                         06-1528142
        (State of Incorporation)                              (I.R.S. Employer
                                                             Identification No.)

3 Great Pasture Road, Danbury, Connecticut                          06813
 (Address of Principal Executive Offices)                        (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                           Name of each exchange on which
    to be so registered                           each class is to be registered
    -------------------                           ------------------------------
Common Stock, $.01 par value                          Boston Stock Exchange


If this Form relates to the                     If this Form relates to the
registration of a class of                      registration of a class of
securities pursuant to Section                  securities pursuant to Section
12(b) of the Exchange Act and is                12(g) of the Exchange Act and is
effective pursuant to General                   effective pursuant to General
Instruction A.(c), check the                    Instruction A.(d), check the
following box.  [X]                             following box.  [ ]


                Securities Act registration statement file number
                     to which this Form relates: 333-64931

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                    ---------------------------------------
                                (Title of Class)


                    ---------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.

The description of the Registrant's Common Stock, $.01 par value, included under the caption "DESCRIPTION OF SECURITIES", as set forth in the Prospectus contained in the Registration Statement on Form SB-2 of the Registrant (Registration Statement No. 333-64931) (the "Registration Statement"), filed with the Securities and Exchange Commission on September 30, 1998, as amended thereafter, is incorporated herein by reference. Any form of prospectus subsequently filed by the Registrant in connection with the Registration Statement pursuant to Rule 424(b) of the Securities Act of 1933, as amended, shall be deemed to be incorporated herein by reference.

Item 2.   Exhibits.

3.1.      Amended and Restated Certificate of Incorporation of the Company.

3.2.      Amended and Restated By-laws of the Company.

4.1       Specimen Stock Certificate.*

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*Not filed herewith. In accordance with Rule 12b-32 promulgated pursuant to the
Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Commission as exhibits of the same number to the Registration Statement on Form SB-2 of the Registrant (Registration Statement No. 333-64931), filed with the Securities and Exchange Commission on September 30, 1998, as amended thereafter, which are incorporated by reference herein.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 1, 1999          EVERCEL, INC.



                               By:  /s/ Joseph G. Mahler
                                    ----------------------------------
                                    Joseph G. Mahler
                                    Treasurer and Acting Chief Financial Officer